Filed Pursuant to Rule 497(a)
File No. 333-272060
Rule 482ad
New Mountain Finance Corporation Prices Public Offering of
$115.0 Million 8.250% Notes Due 2028
NEW YORK, NY (November 6, 2023) – New Mountain Finance Corporation (the “Company,” “we,” “us” or “our”) (Nasdaq: NMFC) today announced that it has priced an underwritten public offering of $115.0 million in aggregate principal amount of 8.250% unsecured notes due 2028 (the “Notes”).
The Notes will mature on November 15, 2028, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after November 15, 2025. The Notes will bear interest at a rate of 8.250% per year payable quarterly on February 15, May 15, August 15 and November 15 of each year, beginning February 15, 2024.
The offering is expected to close on November 13, 2023, subject to customary closing conditions. The Notes are expected to be listed on the Nasdaq Global Select Market (“Nasdaq”) and to trade thereon within 30 days of the original issue date under the trading symbol “NMFCZ”.
Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, and UBS Securities LLC are serving as joint book-running managers for this offering. Oppenheimer & Co. Inc. is serving as joint lead manager for the offering. The Company intends to use the net proceeds from this offering to pay down outstanding indebtedness under its senior secured revolving credit facility with Goldman Sachs Bank USA, Morgan Stanley Bank, N.A., Stifel Bank & Trust and MUFG Union Bank, N.A.
Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated November 6, 2023, and the accompanying prospectus dated May 18, 2023, each of which has been filed with the Securities and Exchange Commission (the “SEC”), contain a description of these matters and other important information about the Company and should be read carefully before investing.
This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement (File No. 333-272060) relating to the Notes was filed and has been declared effective by the SEC.
This offering is being made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained for free by visiting the SEC’s website at www.sec.gov or from of any of the following investment banks:  from Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attn: WFS Customer Service, or by calling Wells Fargo Securities, LLC, toll-free at 1-800-645-3751, or by emailing: wfscustomerservice@wellsfargo.com; from BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attn: Prospectus Department, or by calling BofA Securities, Inc., toll-free at 1-800-294-1322, or by e-mailing BofA Securities, Inc. at dg.prospectus_requests@bofa.com; from Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, or by calling Morgan Stanley & Co. LLC, toll-free at 1-866-718-1649; and from UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10019, or by calling UBS Securities LLC, toll-free at 1-888-827-7275.
About New Mountain Finance Corporation
New Mountain Finance Corporation is a closed-end, non-diversified and externally managed investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. The Company’s investment objective is to generate current income and capital appreciation through the sourcing and origination of senior secured loans and select junior capital positions, to growing businesses in defensive industries that offer risk-adjusted returns. The Company’s differentiated investment approach leverages the deep sector knowledge and operating resources of New Mountain Capital. The Company’s investment activities are managed by its Investment Adviser, New Mountain Finance Advisers BDC, L.L.C., which is an investment adviser registered under the Investment Advisers Act of 1940, as amended.
ABOUT NEW MOUNTAIN CAPITAL
New Mountain Capital is a New York-based investment firm that emphasizes business building and growth, rather than debt, as it pursues long-term capital appreciation. The firm currently manages private equity, credit and net lease investment strategies with over $45 billion in assets under management. New Mountain seeks out what it believes to be the highest quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies.
FORWARD-LOOKING STATEMENTS
Statements included herein contain certain “forward-looking statements” within the meaning of the federal securities laws, including statements with regard to the Company’s Notes offering and the anticipated use of the net proceeds of the offering. Forward-looking statements can be identified by the use of forward looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. The forward-looking statements are based on our beliefs, assumptions and expectations of future events and our future performance, taking into account all information currently available to us. These statements are not guarantees of future events, performance, condition or results and involve a number of risks and uncertainties, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K, our quarterly reports on Form 10-Q, and our other filings with the SEC. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including, but not limited to, changes in the economy, financial and lending markets, and the geopolitical environment; changes in the markets in which we invest; changes in the interest rate environment and its impact on our business and portfolio companies; the impact of elevated levels of inflation and its impact on our portfolio companies and the industries in which we invest; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings.
Any forward-looking statement speaks only as of the date on which it is made. New Mountain Finance Corporation undertakes no duty to update any forward-looking statements made herein, whether as a result of new information, future developments or otherwise, except as required by law.
Contact:
New Mountain Finance Corporation
Investor Relations
Laura C. Holson, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505